SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 1999
                  (Date of event reported in original Report on
                      Form 8-K filed on December 27, 1999)

                            5TH AVENUE CHANNEL CORP.
             (Exact name of registrant as specified in its charter)

    FLORIDA                       0-25896                       59-3175814
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

 3957 N.E. 163RD STREET, MIAMI, FLORIDA                             33160
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (305) 947-3010

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Item 7.  Financial Statements And Exhibits

         (c)      Exhibits

                  99.2 Attached as Exhibit 99.2 to this current report on Form 8-K are the pro forma financial statements for the year ended December 31, 1998 giving effect to the acquisition of certain assets of International Broadcast Consultants of America, Inc. by the Company as disclosed in the Company's quarterly report on Form 10-QSB filed on May 17, 1999. This Exhibit 99.2 includes notes and replaces Exhibit 99.2 filed on the Company's current report on Form 8-K filed on December 27, 1999 which, through clerical error, inadvertently excluded the notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 1999

                                                 5TH AVENUE CHANNEL CORP.

                                                 By: /S/ MELVIN ROSEN
                                                    ----------------------------
                                                     Melvin Rosen, President

                                  EXHIBIT INDEX

99.2 Prom Forma Financial Statements giving effect to the acquisition of certain assets of International Broadcast Consultants of America, Inc.